EXHIBIT 99.1

The Company uses Adjusted EBITDA, Comparable Operating Performance and Operating Performance to facilitate operating performance comparisons from period to period. Adjusted EBITDA, Comparable Operating Performance and Operating Performance are supplemental measures of the Company’s performance that are not required by, or presented in accordance with, U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA, Comparable Operating Performance and Operating Performance are not measurements of the Company’s financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP or as alternatives to net cash provided by operating activities or any other measures of the Company’s liquidity. Adjusted EBITDA means net income before net income (loss) from discontinued operations; provision (benefit) for income taxes; minority interest and other expense, net; interest expense and interest and net investment income; and depreciation and amortization expense; as well as adding back interest and net investment income. The Company views its total interest and investment income as an integral part of its business model and earnings stream. “Comparable Operating Performance” is calculated by adding back to Adjusted EBITDA non-cash option and restricted stock expense and non-cash effects on Adjusted EBITDA attributable to the application of purchase accounting in connection with the Merger(1). “Operating Performance” is calculated by adding back to Comparable Operating Performance restructuring charges and merger related charges and a management fee paid to Clayton, Dubilier & Rice, Inc. (“CD&R”).

The Company believes Adjusted EBITDA facilitates company-to-company operating performance comparisons by backing out potential differences caused by variations in capital structures (affecting net interest income and expense), taxation and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. The Company uses Comparable Operating Performance as a supplemental measure to assess the Company’s performance because it excludes non-cash option and restricted stock expense and non-cash effects on Adjusted EBITDA attributable to the application of purchase accounting in connection with the Merger. The Company uses Operating Performance as a supplemental measure to assess the Company’s performance because it excludes restructuring charges and a management fee paid to CD&R. The Company presents Comparable Operating Performance and Operating Performance because it believes that they are useful for investors to analyze disclosures of the Company’s operating results on the same basis as that used by the Company’s management.

Adjusted EBITDA, Comparable Operating Performance and Operating Performance are not necessarily comparable to other similarly titled financial measures of other companies due to the potential inconsistencies in the method of calculation.

Adjusted EBITDA, Comparable Operating Performance and Operating Performance have limitations as analytical tools, and should not be considered in isolation or as substitutes for analyzing the Company’s results as reported under GAAP. Some of these limitations are:

(1) On March 18, 2007, ServiceMaster entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ServiceMaster Global Holdings, Inc. (formerly CDRSVM Topco, Inc.) (“Holdings”) and CDRSVM Acquisition Co., Inc., an indirect wholly owned subsidiary of Holdings (“Acquisition Co.”). The Merger Agreement provided that, upon the terms and subject to the conditions set forth in the Merger Agreement, Acquisition Co. would merge with and into ServiceMaster, with ServiceMaster as the surviving corporation (the “Merger”).

On July 24, 2007, the Merger was completed, and each issued and outstanding share of ServiceMaster common stock, other than shares held by ServiceMaster or Holdings or their subsidiaries and shares held by stockholders who validly perfected their appraisal rights under Delaware law, was converted into the right to receive $15.625 in cash. Each share of ServiceMaster common stock owned by ServiceMaster, Holdings or Acquisition Co. or any of their respective direct or indirect wholly-owned subsidiaries was cancelled and retired, and no consideration was paid in exchange for it.

Immediately following the completion of the Merger, all of the outstanding capital stock of Holdings, the ultimate parent company of ServiceMaster, was owned by investment funds sponsored by, or affiliates of, Clayton, Dubilier & Rice, Inc., Citigroup Private Equity L.P., BAS Capital Funding Corporation and J.P. Morgan Ventures Corporation.

Although ServiceMaster continued as the same legal entity after the Merger, the financial information in this Form 8-K is presented for two periods, Predecessor and Successor, which relate to the period preceding the Merger and period succeeding the Merger, respectively.

•	Adjusted EBITDA, Comparable Operating Performance and Operating Performance do not reflect changes in, or cash requirements for, the Company’s working capital needs;

•

Adjusted EBITDA, Comparable Operating Performance and Operating Performance do not reflect the Company’s interest expense, or the cash requirements necessary to service interest or principal payments on the Company’s debt;

•	Adjusted EBITDA, Comparable Operating Performance and Operating Performance do not reflect the Company’s tax expense or the cash requirements to pay the Company’s taxes;

•	Adjusted EBITDA, Comparable Operating Performance and Operating Performance do not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;

•

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA, Comparable Operating Performance and Operating Performance do not reflect any cash requirements for such replacements; and

•	Other companies in the Company’s industries may calculate Adjusted EBITDA, Comparable Operating Performance and Operating Performance differently, limiting their usefulness as comparative measures.

Operating revenue and Operating Performance by operating segment are as follows:

	Successor		Predecessor
(In thousands)	Three Months Ended Sept. 30, 2008	July 25, 2007 to Sept. 30, 2007	July 1, 2007 to July 24, 2007
Operating Revenue:
TruGreen LawnCare	$364,442	$273,485	$88,927
TruGreen LandCare	78,365	76,325	26,914
Terminix	273,172	201,087	72,200
American Home Shield	177,328	99,389	50,134
Other Operations and Headquarters	54,766	40,339	13,983
Total Operating Revenue	$948,073	$690,625	$252,158

Operating Performance:
TruGreen LawnCare	$83,837	$66,357	$15,331
TruGreen LandCare	2,313	1,226	180
Terminix	45,402	32,027	3,229
American Home Shield	34,612	26,217	10,689
Other Operations and Headquarters	3,181	3,825	(629)
Total Operating Performance	$169,345	$129,652	$28,800

	Successor		Predecessor
(In thousands)	Nine Months Ended Sept. 30, 2008	July 25, 2007 to Sept. 30, 2007	Jan. 1, 2007 to July 24, 2007
Operating Revenue:
TruGreen LawnCare	$876,180	$273,485	$597,147
TruGreen LandCare	240,894	76,325	242,154
Terminix	846,594	201,087	645,700
American Home Shield	450,316	99,389	331,361
Other Operations and Headquarters	163,625	40,339	118,028
Total Operating Revenue	$2,577,609	$690,625	$1,934,390

Operating Performance:
TruGreen LawnCare	$152,752	$66,357	$84,208
TruGreen LandCare	7,146	1,226	965
Terminix	174,471	32,027	120,057
American Home Shield	77,263	26,217	63,432
Other Operations and Headquarters	12,545	3,825	(1,927)
Total Operating Performance	$424,177	$129,652	$266,735

The following tables present reconciliations of operating income (loss), the most directly comparable financial measure under GAAP, to Adjusted EBITDA, Comparable Operating Performance and Operating Performance for the periods presented.

					Other
					Operations
	TruGreen	TruGreen		American	and
(In thousands)	LawnCare	LandCare	Terminix	Home Shield	Headquarters	Total

Successor three months ended September 30, 2008

Operating income (loss) (1)	$64,060	$(323)	$30,696	$22,897	$(6,659)	$110,671
Depreciation and amortization expense	19,779	2,619	14,720	11,097	5,499	53,714
EBITDA before adding back interest and net investment income	83,839	2,296	45,416	33,994	(1,160)	164,385
Interest and net investment income (loss) (2)	—	—	—	311	(67)	244
Adjusted EBITDA	83,839	2,296	45,416	34,305	(1,227)	164,629
Non-cash option and restricted stock expense	—	—	—	—	1,736	1,736
Non-cash (credits) charges attributable to purchase accounting (3)	(1)	(163)	(14)	262	171	255
Comparable Operating Performance	83,838	2,133	45,402	34,567	680	166,620
Restructuring charges and merger related charges (4)	(1)	180	—	45	2,001	2,225
Management fee (5)	—	—	—	—	500	500
Operating Performance	$83,837	$2,313	$45,402	$34,612	$3,181	$169,345

Memo: Items excluded from Operating Performance
Operating Performance of InStar	$—	$—	$—	$—	$(1,659)	$(1,659)
Operating Performance of all other discontinued operations	—	—	—	—	824	824
Operating Performance of discontinued operations (6)	$—	$—	$—	$—	$(835)	$(835)

Successor period July 25, 2007 to September 30, 2007

Operating income (loss) (1)	$48,027	$(4,434)	$21,661	$(4,327)	$(10,373)	$50,554
Depreciation and amortization expense	37,683	2,864	11,305	9,363	4,406	65,621
EBITDA before adding back interest and net investment income	85,710	(1,570)	32,966	5,036	(5,967)	116,175
Interest and net investment income (2)	—	—	—	316	3,574	3,890
Adjusted EBITDA	85,710	(1,570)	32,966	5,352	(2,393)	120,065
Non-cash option and restricted stock expense	—	—	—	—	—	—
Non-cash (credits) charges attributable to purchase accounting (3)	(19,353)	(30)	(939)	20,865	—	543
Comparable Operating Performance	66,357	(1,600)	32,027	26,217	(2,393)	120,608
Restructuring charges and merger related charges (4)	—	2,826	—	—	5,843	8,669
Management fee (5)	—	—	—	—	375	375
Operating Performance	$66,357	$1,226	$32,027	$26,217	$3,825	$129,652

Memo: Items excluded from Operating Performance
Operating Performance of InStar	$—	$—	$—	$—	$(3,207)	$(3,207)
Operating Performance of all other discontinued operations	—	—	—	—	(111)	(111)
Operating Performance of discontinued operations (6)	$—	$—	$—	$—	$(3,318)	$(3,318)

Predecessor period July 1, 2007 to July 24, 2007
Operating income (loss) (1)	$14,436	$(146)	$2,101	$8,283	$(39,836)	$(15,162)
Depreciation and amortization expense	895	326	1,128	426	692	3,467
EBITDA before adding back interest and net investment income	15,331	180	3,229	8,709	(39,144)	(11,695)
Interest and net investment income (2)	—	—	—	1,980	460	2,440
Adjusted EBITDA	15,331	180	3,229	10,689	(38,684)	(9,255)
Non-cash option and restricted stock expense	—	—	—	—	357	357
Non-cash charges attributable to purchase accounting (3)	—	—	—	—	—	—
Comparable Operating Performance	15,331	180	3,229	10,689	(38,327)	(8,898)
Restructuring charges and merger related charges (4)	—	—	—	—	37,698	37,698
Management fee (5)	—	—	—	—	—	—
Operating Performance	$15,331	$180	$3,229	$10,689	$(629)	$28,800

Memo: Items excluded from Operating Performance
Operating Performance of InStar	$—	$—	$—	$—	$(2,138)	$(2,138)
Operating Performance of all other discontinued operations	—	—	—	—	(76)	(76)
Operating Performance of discontinued operations (6)	$—	$—	$—	$—	$(2,214)	$(2,214)

The following tables present reconciliations of operating income (loss), the most directly comparable financial measure under GAAP, to Adjusted EBITDA, Comparable Operating Performance and Operating Performance for the periods presented.

					Other
					Operations
	TruGreen	TruGreen		American	and
(In thousands)	LawnCare	LandCare	Terminix	Home Shield	Headquarters	Total

Successor nine months ended September 30, 2008

Operating income (loss) (1)	$85,914	$(925)	$133,591	$14,606	$(18,638)	$214,548
Depreciation and amortization expense	66,490	8,177	44,611	36,539	16,490	172,307
EBITDA before adding back interest and net investment income	152,404	7,252	178,202	51,145	(2,148)	386,855
Interest and net investment loss (2)	—	—	—	(651)	(986)	(1,637)
Adjusted EBITDA	152,404	7,252	178,202	50,494	(3,134)	385,218
Non-cash option and restricted stock expense	—	—	—	—	5,137	5,137
Non-cash charges (credits) attributable to purchase accounting (3)	33	(488)	(3,788)	26,276	379	22,412
Comparable Operating Performance	152,437	6,764	174,414	76,770	2,382	412,767
Restructuring charges and merger related charges (4)	315	382	57	493	8,663	9,910
Management fee (5)	—	—	—	—	1,500	1,500
Operating Performance	$152,752	$7,146	$174,471	$77,263	$12,545	$424,177

Memo: Items excluded from Operating Performance
Operating Performance of InStar	$—	$—	$—	$—	$(2,502)	$(2,502)
Operating Performance of all other discontinued operations	—	—	—	—	2,296	2,296
Operating Performance of discontinued operations (6)	$—	$—	$—	$—	$(206)	$(206)

Successor period July 25, 2007 to September 30, 2007

Operating income (loss) (1)	$48,027	$(4,434)	$21,661	$(4,327)	$(10,373)	$50,554
Depreciation and amortization expense	37,683	2,864	11,305	9,363	4,406	65,621
EBITDA before adding back interest and net investment income	85,710	(1,570)	32,966	5,036	(5,967)	116,175
Interest and net investment income (2)	—	—	—	316	3,574	3,890
Adjusted EBITDA	85,710	(1,570)	32,966	5,352	(2,393)	120,065
Non-cash option and restricted stock expense	—	—	—	—	—	—
Non-cash (credits) charges attributable to purchase accounting (3)	(19,353)	(30)	(939)	20,865	—	543
Comparable Operating Performance	66,357	(1,600)	32,027	26,217	(2,393)	120,608
Restructuring charges and merger related charges (4)	—	2,826	—	—	5,843	8,669
Management fee (5)	—	—	—	—	375	375
Operating Performance	$66,357	$1,226	$32,027	$26,217	$3,825	$129,652

Memo: Items excluded from Operating Performance
Operating Performance of InStar	$—	$—	$—	$—	$(3,207)	$(3,207)
Operating Performance of all other discontinued operations	—	—	—	—	(111)	(111)
Operating Performance of discontinued operations (5)	$—	$—	$—	$—	$(3,318)	$(3,318)

Predecessor period January 1, 2007 to July 24, 2007
Operating income (loss) (1)	$75,656	$(2,206)	$109,461	$35,582	$(74,561)	$143,932
Depreciation and amortization expense	8,552	3,171	10,596	3,687	6,408	32,414
EBITDA before adding back interest and net investment income	84,208	965	120,057	39,269	(68,153)	176,346
Interest and net investment income (2)	—	—	—	24,163	4,461	28,624
Adjusted EBITDA	84,208	965	120,057	63,432	(63,692)	204,970
Non-cash option and restricted stock expense	—	—	—	—	3,415	3,415
Non-cash charges attributable to purchase accounting (3)	—	—	—	—	—	—
Comparable Operating Performance	84,208	965	120,057	63,432	(60,277)	208,385
Restructuring charges and merger related charges (4)	—	—	—	—	58,350	58,350
Management fee (5)	—	—	—	—	—	—
Operating Performance	$84,208	$965	$120,057	$63,432	$(1,927)	$266,735

Memo: Items excluded from Operating Performance
Operating Performance of InStar	$—	$—	$—	$—	$(5,739)	$(5,739)
Operating Performance of all other discontinued operations	—	—	—	—	326	326
Operating Performance of discontinued operations (6)	$—	$—	$—	$—	$(5,413)	$(5,413)

(1)           Presented below is a reconciliation of total segment operating income (loss) to net income (loss).

	Successor		Predecessor
	Three	July 25, 2007	July 1, 2007
	months ended	to	to
(In thousands)	Sept. 30, 2008	Sept. 30, 2007	July 24, 2007
Total segment operating income (loss)	$110,671	$50,554	$(15,162)
Non-operating expense (income):
Interest expense	83,886	78,257	3,500
Interest and net investment income	(244)	(3,890)	(2,440)
Other expense, net	141	102	11
Income (loss) from Continuing Operations before income taxes	$26,888	$(23,915)	$(16,233)
Provision (benefit) for income taxes	8,683	(9,136)	(1,621)
Income (loss) from Continuing Operations	$18,205	$(14,779)	$(14,612)
Loss from discontinued operations, net of income taxes	(1,186)	(2,590)	(1,467)
Net Income (loss)	$17,019	$(17,369)	$(16,079)

	Successor		Predecessor
	Nine	July 25, 2007	Jan. 1, 2007
	months ended	to	to
(In thousands)	Sept. 30, 2008	Sept. 30, 2007	July 24, 2007
Total segment operating income	$214,548	$50,554	$143,932
Non-operating expense (income):
Interest expense	256,897	78,257	31,643
Interest and net investment loss (income)	1,637	(3,890)	(28,624)
Minority interest and other expense, net	418	102	3,532
(Loss) income from Continuing Operations before income taxes	$(44,404)	$(23,915)	$137,381
(Benefit) provision for income taxes	(8,341)	(9,136)	51,692
(Loss) income from Continuing Operations	$(36,063)	$(14,779)	$85,689
Loss from discontinued operations, net of income taxes	(4,670)	(2,590)	(4,588)
Net (loss) income	$(40,733)	$(17,369)	$81,101

(2)  Interest and net investment income (loss) is primarily comprised of investment income and realized gains/losses on our American Home Shield (“AHS”) segment investment portfolio. Cash, short-term and long-term marketable securities associated with regulatory requirements in connection with AHS and for other purposes totaled approximately $294 million as of September 30, 2008. AHS interest and investment income (loss) was $0.3 million and ($0.7) million for the three and nine months ended September 30, 2008, respectively, and $0.3 million, $2.0 million and $24.2 million for the Successor period from July 25, 2007 to September 30, 2007, the Predecessor period from July 1, 2007 to July 24, 2007 and the Predecessor period from January 1, 2007 to July 24, 2007, respectively.  The balance of interest and investment income (loss) primarily relates to (i) a portion of the earnings generated by ServiceMaster Acceptance Company Limited Partnership (“SMAC”), our financing subsidiary exclusively dedicated to providing financing to our franchisees and retail customers of our operating units; (ii) investment income from our employee deferred compensation trust (for which there is a corresponding and offsetting increase in compensation expense within operating income); and (iii) interest income on other cash balances.

(3)  The Merger was accounted for using purchase accounting. This item represents the aggregate, non-cash adjustments (other than amortization and depreciation) attributable to the application of purchase accounting.

(4)  Includes (i) severance costs and costs related to the consolidation of our corporate headquarters in Memphis, Tennessee, including the closing of our office in Downers Grove, Illinois, (ii) costs to exit leases and severance payments related to organizational changes within the TruGreen LandCare and American Home Shield operations and (iii) merger related charges resulting from the Merger. Substantially all of the restructuring charges and the merger related charges are included in the Comparable Operating Performance of the Other Operations and Headquarters segment.

(5)  Represents the management consulting fee payable to CD&R.

(6)  The following table presents reconciliations of operating loss of discontinued operations, the most directly comparable financial measure under GAAP, to Adjusted EBITDA, Comparable Operating Performance and Operating Performance for the periods presented.

	Successor		Predecessor
	Three	July 25, 2007	July 1, 2007
	Months ended	to	to
(In thousands)	Sept. 30, 2008	Sept. 30, 2007	July 24, 2007
Operating loss	$(835)	$(4,304)	$(2,440)
Depreciation and amortization expense	—	986	226
EBITDA before adding back interest and net investment income	(835)	(3,318)	(2,214)
Interest and net investment income	—	—	—
Adjusted EBITDA	(835)	(3,318)	2,214)
Non-cash option and restricted stock expense	—	—	—
Non-cash charges attributable to purchase accounting	—	—	—
Comparable Operating Performance	$(835)	$(3,318)	$(2,214)
Restructuring charges and merger related charges	—	—	—
Management fee	—	—	—
Operating Performance of discontinued operations	$(835)	$(3,318)	$(2,214)

	Successor		Predecessor
	Nine	July 25, 2007	Jan. 1, 2007
	Months ended	to	to
(In thousands)	Sept. 30, 2008	Sept. 30, 2007	July 24, 2007
Operating loss	$(206)	$(4,304)	$(7,617)
Depreciation and amortization expense	—	986	2,204
EBITDA before adding back interest and net investment income	(206)	(3,318)	(5,413)
Interest and net investment income	—	—	—
Adjusted EBITDA	(206)	(3,318)	(5,413)
Non-cash option and restricted stock expense	—	—	—
Non-cash charges attributable to purchase accounting	—	—	—
Comparable Operating Performance	$(206)	$(3,318)	$(5,413)
Restructuring charges and merger related charges	—	—	—
Management fee	—	—	—
Operating Performance of discontinued operations	$(206)	$(3,318)	$(5,413)

Information Regarding Forward-Looking Statements

This report includes forward-looking statements and cautionary statements. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall”, “should,” “would,” “could,” “seek,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this report and include, without limitation, statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, liquidity, debt repurchases, prospects, growth strategies, the industries in which we operate, customer retention, employee retention, communications improvements, the continuation of tuck-in acquisitions, our plans and ability to make cash interest payments on our debt, restructurings and reorganizations, including Fast Forward, and cost savings from such restructurings and reorganizations, and any expected charges or savings.

Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual outcomes and performances, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the industries in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this report. In addition, even if our results of operations, financial condition and liquidity, and the development of the industries in which we operate are consistent with the forward-looking statements contained in this report, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including the risks and uncertainties discussed in Item 1A—Risk Factors in Part II of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, could cause actual results and outcomes to differ materially from those in the forward-looking statements. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation:

• the effects of our substantial indebtedness and the limitations contained in the agreements governing such indebtedness;

• our ability to generate the significant amount of cash needed to service our debt obligations;

• our ability to secure sources of financing or other funding to allow for the leasing of our fleet of commercial vehicles;

• increases in interest rates;

• weather conditions and seasonality factors that affect the demand for our services;

• changes in the source and intensity of competition in our markets;

• higher commodity prices and lack of availability, including fuel and fertilizer;

• increases in operating costs, such as higher insurance premiums, self-insurance costs and health care costs;

• employee retention, labor shortages or increases in compensation and benefits;

• the risk that the benefits from the Merger or Fast Forward, including any business process outsourcing, may not be fully realized or may take longer to realize than expected;

• changes or continued softness in general economic, financial and credit conditions in the United States and elsewhere (including disruptions in the credit and financial markets), especially as they may affect home resales, consumer or business liquidity, consumer or commercial confidence or spending levels including as a result of inflation or deflation, unemployment, interest rate fluctuations, mortgage foreclosures or subprime credit dislocations;

• changes in the type or mix of our service offerings or products;

• existing and future governmental regulation and the enforcement thereof, including regulation relating to restricting or banning of telemarketing, direct mail or other marketing activities, the Termite Inspection Protection Plan, pesticides and/or fertilizers;

• the success of our current restructuring initiatives, including the implementation of Centers of Excellence;

• the number, type, outcomes and costs of legal or administrative proceedings;

• possible labor organizing activities at the Company or its franchisees;

• risks inherent in acquisitions and dispositions;

• the timing and structuring of our business process outsourcing and risks associated with such outsourcing; and

• other factors described from time to time in documents that we file with the Securities and Exchange Commission.

You should read this report completely and with the understanding that actual future results may be materially different from expectations. All forward-looking statements made in this report are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this report, and we do not undertake any obligation, other than as may be required by law, to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, changes in future operating results over time or otherwise.

Comparisons of results for current and any prior periods are not intended to express any future trends, or indications of future, performance, unless expressed as such, and should only be viewed as historical data.